united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-2300

Princeton Private Investment Access Fund

(Exact name of registrant as specified in charter)

8000 Norman Center Drive, Suite 630, Minneapolis, MN

(Address of principal executive offices) (Zip code)

Cassandra W. Borchers, Esq. Thompson Hine LLP

312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202

(Name and address of agent for service)

Registrant's telephone number, including area code: 952-897-5390

Date of fiscal year end: 3/31

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Annual Report
March 31, 2020

A, I, C, II, AA, T and L Share Classes

Managed By:

Princeton Fund Advisors, LLC
8000 Norman Center Drive
Suite 630
Minneapolis, MN 55437
1-855-924-2454

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.princetonfundadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholder:

We are pleased to present you with the 2020 Annual Report for the Princeton Private Investments Access Fund (the “Fund”). The Fund exhibited an attractive risk profile during the global market shock in Q1 2020, producing a return of -7.43%1 compared to the S&P 500 return of -19.60% and MSCI ACWI return of -21.37%. The Fund returned -5.36%1 during the year ended March 31, 2020 compared to the S&P 500 return of -6.98% and the MSCI ACWI return of -11.23%. Since its launch in May of 2016, the Fund’s Class I share has returned +5.05%1 on an annualized basis compared to the MSCI ACWI at +5.09% and the S&P 500 at +8.36%. The Fund has produced favorable risk-adjusted returns and limited drawdown and standard deviation compared to broader equity markets, as seen in the charts below.

Standard Deviation[1]	Maximum Drawdown[1]

Market Overview

Global public equity markets experienced extreme volatility in the twelve months ended March 31st, 2020. The period began on a high note as the S&P 500 continued to reach all-time highs. The optimism was squashed in the first quarter of 2020 with the onset of COVID-19 as virtually all risk assets experienced large drawdowns, with global equity indices plummeting over 30% from their peak at one point in March. COVID-19 caused countries to shutter many sectors of the economy. The devastation was felt heavily in the energy, hospitality and leisure, and airline sectors as people across the globe were forced to stay home to contain the spread of the virus.

The growth of the private equity industry continued as investors search for new strategies in an attempt to outperform public equities. There were over 350 new funds raised; amassing over $470 billion over the last twelve months, an increase over the same period last year2. Massive vehicles from managers such as Blackstone and Advent International are high-profile funds that pushed capital raise higher during the period. Private equity managers completed 5,433 deals for an estimated value of $755.5 billion. Industry observer Pitchbook foresees deal flow slowing for a portion of time due to global economic uncertainty as managers assess the impacts of COVID-19 across the world. This is not to say that deal flow will disappear all together as private capital may provide an essential role to support businesses and help them navigate through the storm. It may now be a compelling time to invest, as purchase price multiples have materially dropped from just a few months ago and private equity managers bring much needed experience to the table to assist companies through the current economic crisis and come out on the other side with a plan to potentially increase company value.

Fund Overview

The Fund is diversified across over 150 underlying portfolio companies with vintage years ranging from 2006 to 2020; ranging across multiple sectors including information technology, healthcare, and financials. The Fund continues to source and evaluate investments across primary commitments, secondary investments and co-investment opportunities and deployed $29.0M into primary funds, while receiving $8.9M of distributions from the underlying funds in the portfolio during the year ended March 31, 2020. This has increased the allocation to the core private equity strategy of the portfolio to 65%.

The Fund continues to focus on deploying capital across a broad range of private investment managers, strategies, geographies, and vintage years offered by marquee private equity firms such as KKR and Blackstone. The Fund has chosen to invest with managers of this caliber as they have proven that their deep expertise developed over decades in the industry and hundreds of completed deals provides a competitive advantage and historically delivered consistent outperformance over their peers and public equity indices. This thesis was proven in a recent Harvard study stating3: “The best firms know what they are good at and wield that as a competitive weapon. In a world of high prices and intense competition, they understand that expertise matters.” We believe that the quality of the underlying managers in the Fund coupled with the dry powder to invest during the course of the economic shock currently being experienced will lead to robust investment activity over the coming months that will lay the framework for returns on a go forward basis.

Thank you for being a shareholder of the Princeton Private Investments Access Fund.

Sincerely,

Princeton Private Investments Access Fund

This document does not constitute an offer to sell or a solicitation of an offer to buy securities. Any such offer will be made only by means of the Confidential Private Placement Memorandum (“PPM”). This document does not contain a complete description of the Fund and the risks associated with an investment therein. Prospective investors and their respective advisors should consider the investment objectives, risks, and charges and expenses of the Fund carefully and read the PPM carefully before investing.

[1]	Class I Share. The inception date for the Class I Share is May 13, 2016. The annualized returns are represented from the inception date. The standard deviation and maximum drawdown are represented inception to date.

[2]	Pitchbook, 2019 Annual Private Fund Strategies Report

[3]	Bain & Company, 2020 Global Private Equity Report

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data shown above. The Fund’s management fee is 1.20%. The Fund’s other operating expenses for the Class I share is estimate to be 1.04% as of Fund’s fiscal year ended 3/31/2020. The Fund’s Advisor has contractually allowed to waive management fees and make payments to limit Fund expenses until July 31, 2020. After this fee waiver the operating expenses for the Class I Share are 0.93%. The fee waiver and expense reimbursement are subject to possible recoupment from the Fund in future years. Underlying funds generally charge a 1%-2% management fee and approximately 20% of net realized profits as a carried interest allocation. The Fund bears underlying management fees, expenses and carried interest, incentive fees or allocations based on performance. Class I Shares do not have a placement fee/sales load. Please review the Fund’s PPM for more information regarding the Fund’s fees and expenses, including other share classes. The S&P 500 Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The MSCI All-Country World Index is a free-float-adjusted capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Standard Deviation is a statistical measure of how consistent returns are over time. It is calculated as the square root of variance by determining the variation between each data point relative to the mean. Maximum Drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained. 5756-NLD-6/3/2020

Princeton Private Investments Access Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, compared to its benchmark:

			Annualized		Annualized
		Annualized Since	Since	Annualized Since	Since
		Inception(a)-	Inception(b) -	Inception(c) -	Inception(d) -	Inception(e) -	Inception(f) -
	One Year	March 31, 2020	March 31, 2020	March 31, 2020	March 31, 2020	March 31, 2020	March 31, 2020
Princeton Private Investments Access Fund – Class A	-5.87%	4.38%	N/A	N/A	N/A	N/A	N/A
Princeton Private Investments Access Fund – Class A with load	-9.16%	3.38%	N/A	N/A	N/A	N/A	N/A
Princeton Private Investments Access Fund – Class I	-5.36%	N/A	5.05%	N/A	N/A	N/A	N/A
Princeton Private Investments Access Fund – Class C	-6.08%	N/A	N/A	3.18%	N/A	N/A	N/A
Princeton Private Investments Access Fund – Class C with load	-10.56%	N/A	N/A	1.52%	N/A	N/A	N/A
Princeton Private Investments Access Fund – Class II	-5.68%	N/A	N/A	3.57%	N/A	N/A	N/A
Princeton Private Investments Access Fund – Class AA	-5.68%	N/A	N/A	N/A	2.27%	N/A	N/A
Princeton Private Investments Access Fund – Class AA with load	-11.30%	N/A	N/A	N/A	-0.32%	N/A	N/A
Princeton Private Investments Access Fund – Class T	-6.25%	N/A	N/A	N/A	N/A	0.29%	N/A
Princeton Private Investments Access Fund – Class T with load	-9.54%	N/A	N/A	N/A	N/A	-1.50%	N/A
Princeton Private Investments Access Fund – Class L	-6.25%	N/A	N/A	N/A	N/A	N/A	-1.59%
Princeton Private Investments Access Fund – Class L with load	-8.33%	N/A	N/A	N/A	N/A	N/A	-2.87%
S&P 500 Total Return Index	-6.98%	7.80%	8.36%	5.17%	2.11%	2.08%	-1.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A, Class C, Class AA, Class T and Class L maximum applicable sales charge of 3.50%, 4.75%, 6.00%, 3.50% and 2.25%, respectively, where applicable. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before expense reimbursements, are 6.83%, 6.22%, 7.01%, 6.57%, 6.44%, 7.11% and 6.96% for Class A, Class I, Class C, Class II, Class AA, Class T and Class L shares, respectively, per Fund’s most recent private offering memorandum. After this fee waiver, the expense ratios are 6.22%, 5.62%, 6.32%, 5.92%, 5.92%, 6.53%, and 6.48% for the Class A, Class I, Class C, Class II, Class AA, Class T, and Class L shares, respectively. The Fund’s performance would have been lower had the Adviser (defined below) not waived fees and/or reimbursed expenses. Class A, Class C, Class AA, Class T and Class L shares are subject to sales charges, as described above, which may be reduced or waived by the Adviser imposed on purchases. All share classes are subject to a maximum early repurchase fee of 2.00% if redeemed within one year of purchase. For performance information current to the most recent month-end, please call toll-free 1-855-924-2454.

(a)	Inception date for Class A is July 1, 2016.

(b)	Inception date for Class I is May 13, 2016.

(c)	Inception date for Class C and Class II is April 3, 2017.

(d)	Inception date for Class AA is November 1, 2017.

(e)	Inception date for Class T is April 2, 2018.

(f)	Inception date for Class L is July 2, 2018.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Princeton Private Investments Access Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
March 31, 2020

Comparison of the Change in Value of a $50,000 Investment

The Fund’s top asset classes as of March 31, 2020 are as follows:

Percent of
Top Asset Classes	Net Assets
Private Funds	108.3%
Short Term Investment	0.7%
Liabilities In Excess of Other Assets	-9.0%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Princeton Private Investments Access Fund
PORTFOLIO OF INVESTMENTS
March 31, 2020

					Unrealized
				% of Net	Gain / (Loss) from
Investments	Shares	Cost	Fair Value	Assets	Investments
PRIVATE FUNDS - 108.3%
Apollo Hybrid Value Fund, L.P. (a)		$16,499,176	$16,754,571	30.4%	$255,395
Bain Capital Special Situations Asia, L.P. (a)		3,002,331	3,030,316	5.5	27,985
Bridge Debt Strategies Fund II LP (a)		2,512,211	2,256,920	4.1	(255,291)
Ellington Private Opportunities Partners II LP (a)(d)		11,996,569	11,125,136	20.2	(871,433)
EPO Onshore Partners LP (a)(b)		119,500	920,265	1.7	800,765
Guggenheim Private Debt Fund 2.0, LLC (a)		2,874,587	3,042,525	5.5	167,938
Keystone Real Estate Lending Fund, L.P. (a)		3,000,000	3,000,000	5.4	—
KKR Americas Fund XII L.P. (a)		4,951,890	5,037,413	9.1	85,523
KKR Asian Fund III L.P. (a)		1,389,781	1,592,898	2.9	203,117
KKR European Fund V (a)		2,276,825	1,389,613	2.5	(887,212)
KKR North America Fund XI L.P. (a)		7,125,495	6,970,928	12.6	(154,567)
Mount Yale Private Equity Fund, LP (a)(c)		129,506	385,538	0.7	256,032
TPG Healthcare Partners, L.P. (a)		139,090	14,496	0.0	(124,594)
TPG Partners VIII, L.P. (a)		1,317,272	766,004	1.4	(551,268)
Warburg Pincus Global Growth, L.P. (a)		3,780,000	3,471,605	6.3	(308,395)
TOTAL PRIVATE FUNDS		$61,114,233	$59,758,228	108.3%	$(1,356,005)

SHORT TERM INVESTMENT - 0.7%
Goldman Sachs Financial Square Funds -
Government Fund to yield 1.53% (e)	403,222	$403,222	$403,222	0.7%
TOTAL SHORT TERM INVESTMENT		$403,222	$403,222	0.7%

TOTAL INVESTMENTS - 109.0% (Cost - $61,517,455)			$60,161,450
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.0)%			(4,957,703)
NET ASSETS - 100.0%			$55,203,747

(a)	Securities are restricted to resale.

(b)	The Fund’s investment in EPO Onshore Partners LP was formed under a master-feeder fund structure for the purpose of investing all of its investable assets in Ellington Private Opportunities Master Fund (A) LP, a Cayman Islands exempted limited partnership and Ellington Private Opportunities Master Fund (B) LP, a Cayman Islands exempted limited partnership.

(c)	Affiliated fund.

(d)	The Fund’s investment in Ellington Private Opportunities Partners II LP was formed under a master-feeder fund structure for the purpose of investing all of its investable assets in Ellington Private Opportunities Master Funds II (A) LP, a Cayman Islands exempted limited partnership and Ellington Private Opportunities Master Fund II (B) LP, a Cayman Islands exempted limited partnership.

(e)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2020

ASSETS
Investment securities:
Unaffiliated Investments at cost	$61,387,949
Affiliated Investments at cost	129,506
Investments at cost	$61,517,455
Unaffiliated Investments at fair value	$59,775,912
Affiliated Investments at fair value	385,538
Investments at fair value	$60,161,450
Restricted Cash	123,594
Receivable for securities sold	556,648
Dividend and interest receivable	80,735
Prepaid expenses and other assets	14,018
TOTAL ASSETS	60,936,445

LIABILITIES
Subcriptions received in advance	123,594
Distribution and servicing fees payable	91,969
Payable for securities purchased	1,141
Payable for Fund shares repurchased	665,592
Investment advisory fees payable	175,569
Related parties payable	78,352
Line of credit payable	4,500,000
Accrued expenses and other liabilities	96,481
TOTAL LIABILITIES	5,732,698
Commitments and contingencies (See Notes 2 and 9)
NET ASSETS	$55,203,747

Composition of Net Assets:
Paid in capital	$57,296,433
Accumulated deficit	(2,092,686)
NET ASSETS	$55,203,747

Class A Shares:
Net Assets	$8,250,228
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	817,913
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.09
Maximum offering price per share (net asset value plus maximum sales charges of 3.50%)	$10.45

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
March 31, 2020

Class I Shares:
Net Assets	$34,863,899
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	3,412,470
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.22

Class C Shares:
Net Assets	$458,126
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	45,656
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.03
Maximum offering price per share (net asset value plus maximum sales charges of 4.75%)	$10.53

Class II Shares:
Net Assets	$3,044,767
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	300,873
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.12

Class AA Shares:
Net Assets	$908,213
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	89,766
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.12
Maximum offering price per share (net asset value plus maximum sales charges of 6.00%)	$10.76

Class T Shares:
Net Assets	$162,610
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	16,213
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.03
Maximum offering price per share (net asset value plus maximum sales charges of 3.50%)	$10.39

Class L Shares:
Net Assets	$7,515,904
Shares of beneficial interest outstanding ($0 par value) (unlimited shares authorized)	749,221
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.03
Maximum offering price per share (net asset value plus maximum sales charges of 2.25%)	$10.26

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2020

INVESTMENT INCOME
Dividends from unaffiliated companies	$1,284,708
Dividends from affiliated companies	40,031
Interest income	26,768
TOTAL INVESTMENT INCOME	1,351,507

EXPENSES
Management fees	684,394
Distribution and/or service fees
Class A	50,509
Class C	3,215
Class II	10,660
Class AA	2,785
Class T	1,578
Class L	69,233
Professional fees	130,859
Interest Expense	115,591
Transfer agent fees	111,964
Administrative services fees	52,625
Accounting services fees	50,567
Trustees fees and expenses	35,122
Printing and postage expenses	32,110
Insurance expense	22,120
Compliance officer fees	20,656
Custodian fees	17,235
Registration fees	2,151
Other expenses	2,136
TOTAL EXPENSES	1,415,510
Less: Expenses reimbursed by the Adviser (See Note 4)	(49,801)
Less: Fees waived by the Adviser for Affiliated Holdings (See Note 4)	(14,287)

NET EXPENSES	1,351,422

NET INVESTMENT INCOME	85

NET REALIZED AND UNREALIZED GAIN (LOSS) ON OPERATIONS

Net realized gain from:
Unaffiliated investments	1,221,082
Affiliated investments	74,619
1,295,701
Net change in unrealized depreciation on:
Unaffiliated investments	(4,666,207)
Affiliated investments	(56,544)
(4,722,751)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(3,427,050)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,426,965)

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019 (1)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$85	$205
Net realized gain from investments	1,295,701	2,175,428
Net change in unrealized appreciation (depreciation) on investments	(4,722,751)	817,262
Net increase (decrease) in net assets resulting from operations	(3,426,965)	2,992,895

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	(231,239)	(479,629)
Class I	(1,009,139)	(1,754,462)
Class C	(13,940)	(8,538)
Class II	(106,666)	(210,537)
Class AA	(26,564)	(35,497)
Class T	(5,000)	(10,101)
Class L	(232,659)	(352,903)
Total distributions to members	(1,625,207)	(2,851,667)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	749,000	200,000
Class I	7,891,026	9,402,260
Class C	304,843	80,962
Class II	913,000	2,068,818
Class AA	151,347	705,001
Class T	—	164,051
Class L	—	8,057,044
Reinvestment of distributions:
Class A	230,422	469,476
Class I	855,658	1,432,952
Class C	11,605	7,944
Class II	96,580	188,391
Class AA	23,519	25,670
Class T	5,000	10,100
Class L	150,849	221,670
Redemption of shares
Class A	—	(86,857)
Class I	(948,045)	(1,536,703)
Class C	—	(214,616)
Class II	(888,761)	(3,421,821)
	9,546,043	17,774,342

NET INCREASE IN NET ASSETS	4,493,871	17,915,570

NET ASSETS
Beginning of Year	50,709,876	32,794,306
End of Year	$55,203,747	$50,709,876

(1)	Class T Shares commenced operations on April 2, 2018 and Class L Shares commenced operations on July 2, 2018.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31, 2020	March 31, 2019 (1)
SHARE ACTIVITY
Class A:
Shares Sold	68,334	18,450
Shares Reinvested	21,031	42,733
Shares Redeemed	—	(7,533)
Net increase in shares outstanding	89,365	53,650

Class I:
Shares Sold	708,005	830,860
Shares Reinvested	77,330	129,923
Shares Redeemed	(89,584)	(138,947)
Net increase in shares outstanding	695,751	821,836

Class C:
Shares Sold	27,594	7,431
Shares Reinvested	1,063	725
Shares Redeemed	—	(19,179)
Net increase (decrease) in shares outstanding	28,657	(11,023)

Class II:
Shares Sold	82,392	183,045
Shares Reinvested	8,796	17,154
Shares Redeemed	(82,097)	(299,595)
Net increase (decrease) in shares outstanding	9,091	(99,396)

Class AA:
Shares Sold	13,689	63,032
Shares Reinvested	2,143	2,340
Net increase in shares outstanding	15,832	65,372

Class T:
Shares Sold	—	14,833
Shares Reinvested	458	922
Net increase in shares outstanding	458	15,755

Class L:
Shares Sold	—	715,135
Shares Reinvested	13,811	20,275
Net increase in shares outstanding	13,811	735,410

(1)	Class T Shares commenced operations on April 2, 2018 and Class L Shares commenced operations on July 2, 2018.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net Decrease in net assets resulting from operations	$(3,426,965)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation	4,722,751
Purchase of investments	(47,600,774)
Proceeds from sale of investments	34,534,273
Net realized gain on investments	(1,295,701)
Proceeds from return of capital distributions received from investments	130,183
Purchases of short-term investments, net	(146,407)
Changes in assets and liabilities:
Increase in dividend and interest receivable	(35,058)
Increase in prepaid expenses and other assets	1,165
Increase in distribution and servicing fees payable	53,761
Increase in investment advisory fees payable	59,198
Decrease in accrued expenses and other liabilities	(77,223)
Increase in related parties payable	63,413
Decrease in distribution payable	(69,903)
Net Cash Used in Operating Activities	(13,087,286)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares sold, net of change in subscriptions received in advance	9,072,810
Payment of Shares redeemed	(1,171,214)
Proceeds from draw on line of credit	4,500,000
Cash dividends and distributions paid to shareholders, net of change in distribution payable	(251,574)
Net Cash Provided by Financing Activities	12,150,022

NET DECREASE IN CASH AND RESTRICTED CASH	(937,264)
CASH AND RESTRICTED CASH - BEGINNING OF YEAR	1,060,858
CASH AND RESTRICTED CASH - END OF YEAR	$123,594

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of:
Reinvestment of dividends	$1,373,633

Interest Paid	$111,246

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
Class A	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017 (1)
Net asset value, beginning of period	$11.03	$10.92	$10.42	$10.09
Gain (Loss) from investment operations:
Net investment income (loss) (2)	(0.04)	(0.04)	(0.04)	0.09
Net realized and unrealized gain on investments	(0.58)	0.86	0.95	0.56
Total from investment operations	(0.62)	0.82	0.91	0.65
Less distributions from:
Net investment income	(0.17)	(0.39)	(0.21)	(0.15)
Net realized gains	(0.15)	(0.32)	(0.20)	(0.17)
Total distributions	(0.32)	(0.71)	(0.41)	(0.32)
Net asset value, end of period	$10.09	$11.03	$10.92	$10.42
Total return (3)	(5.87)%	7.58%	8.86%	6.53	% (4)
Net assets, at end of period (000s)	$8,250	$8,036	$7,373	$6,709
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7,8)	2.84%	3.11%	3.77%	6.63	% (5)
Ratio of net expenses to average net assets (7,8)	2.73%	2.50%	2.52%	2.55	% (5)
Ratio of net investment income (loss) to average net assets (7,9)	(0.36)%	(0.34)%	(0.33)%	1.12	% (5)
Portfolio Turnover Rate	63%	41%	50%	83	% (4)

(1)	Class A commenced operations July 1, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Recurring income and expenses are annualized for periods less than one full year. Nonrecurring expenses such as organizational and offering cost of $82,547 and $338,838 for Classes A and I, respectively, have not been annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized for periods less than one year.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
Class I	March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017 (1)
Net asset value, beginning of period	$11.11	$10.95	$10.44	$10.00
Gain from investment operations:
Net investment income (2)	0.03	0.03	0.02	0.30
Net realized and unrealized gain (loss) on investments	(0.60)	0.86	0.97	0.48
Total from investment operations	(0.57)	0.89	0.99	0.78
Less distributions from:
Net investment income	(0.17)	(0.41)	(0.28)	(0.17)
Net realized gains	(0.15)	(0.32)	(0.20)	(0.17)
Total distributions	(0.32)	(0.73)	(0.48)	(0.34)
Net asset value, end of period	$10.22	$11.11	$10.95	$10.44
Total return (3)	(5.36)%	8.20%	9.58%	8.03	% (4)
Net assets, at end of period (000s)	$34,864	$30,183	$20,751	$14,100
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7,8)	2.24%	2.50%	3.14%	5.76	% (5)
Ratio of net expenses to average net assets (7,8)	2.13%	1.90%	1.92%	1.95	% (5)
Ratio of net investment income to average net assets (7,9)	0.24%	0.22%	0.17%	3.29	% (5)
Portfolio Turnover Rate	63%	41%	50%	83	% (4)

(1)	Class I commenced operations May 13, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Recurring income and expenses are annualized for periods less than one full year. Nonrecurring expenses such as organizational and offering cost of $82,547 and $338,838 for Classes A and I, respectively, have not been annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Annualized for periods less than one year.

(8)	Does not include the expenses of other investment companies in which the Fund invests.

(9)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Period Ended
Class C	March 31, 2020	March 31, 2019	March 31, 2018 (1)
Net asset value, beginning of period	$10.99	$10.89	$10.42
Gain (Loss) from investment operations:
Net investment loss (2)	(0.05)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.59)	0.83	0.96
Total from investment operations	(0.64)	0.80	0.91
Less distributions from:
Net investment income	(0.17)	(0.38)	(0.24)
Net realized gains	(0.15)	(0.32)	(0.20)
Total distributions	(0.32)	(0.70)	(0.44)
Net asset value, end of period	$10.03	$10.99	$10.89
Total return (3)	(6.08)%	7.47%	8.83	% (4)
Net assets, at end of period (000s)	$458	$187	$305
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7)	2.94%	3.29%	3.87%
Ratio of net expenses to average net assets (5,7)	2.84%	2.60%	2.61%
Ratio of net investment loss to average net assets (5,8)	(0.48)%	(0.26)%	(0.42)%
Portfolio Turnover Rate	63%	41%	50	% (4)

(1)	Class C commenced operations on April 3, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Period Ended
Class II	March 31, 2020	March 31, 2019	March 31, 2018 (1)
Net asset value, beginning of period	$11.04	$10.92	$10.42
Gain (Loss) from investment operations:
Net investment income (loss) (2)	(0.01)	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	(0.59)	0.83	0.98
Total from investment operations	(0.60)	0.84	0.96
Less distributions from:
Net investment income	(0.17)	(0.40)	(0.26)
Net realized gains	(0.15)	(0.32)	(0.20)
Total distributions	(0.32)	(0.72)	(0.46)
Net asset value, end of period	$10.12	$11.04	$10.92
Total return (3)	(5.68)%	7.76%	9.31	% (4)
Net assets, at end of period (000s)	$3,045	$3,221	$4,272
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7)	2.54%	2.85%	3.38%
Ratio of net expenses to average net assets (5,7)	2.43%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets (5,8)	(0.05)%	0.05%	(0.08)%
Portfolio Turnover Rate	63%	41%	50	% (4)

(1)	Class II commenced operations on April 3, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year Ended	For the Year Ended	For the Period Ended
Class AA	March 31, 2020	March 31, 2019	March 31, 2018 (1)
Net asset value, beginning of period	$11.04	$10.90	$10.98
Gain (Loss) from investment operations:
Net investment income (loss) (2)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.59)	0.88	0.40
Total from investment operations	(0.60)	0.86	0.39
Less distributions from:
Net investment income	(0.17)	(0.40)	(0.27)
Net realized gains	(0.15)	(0.32)	(0.20)
Total distributions	(0.32)	(0.72)	(0.47)
Net asset value, end of period	$10.12	$11.04	$10.90
Total return (3)	(5.68)%	7.95%	3.68	% (4)
Net assets, at end of period (000s)	$908	$816	$93
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7)	2.53%	2.72%	3.40%
Ratio of net expenses to average net assets (5,7)	2.43%	2.20%	2.19%
Ratio of net investment loss to average net assets (5,8)	(0.06)%	(0.20)%	(0.09)%
Portfolio Turnover Rate	63%	41%	50	% (4)

(1)	Class AA commenced operations November 1, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the Year Ended	For the Period Ended
Class T	March 31, 2020	March 31, 2019 (1)
Net asset value, beginning of period	$11.01	$10.92
Gain (Loss) from investment operations:
Net investment loss (2)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.59)	0.87
Total from investment operations	(0.66)	0.79
Less distributions from:
Net investment income	(0.17)	(0.38)
Net realized gains	(0.15)	(0.32)
Total distributions	(0.32)	(0.70)
Net asset value, end of period	$10.03	$11.01
Total return (3,4)	(6.25)%	7.31	%(4)
Net assets, at end of period (000s)	$163	$173
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7)	3.14%	3.39%
Ratio of net expenses to average net assets (5,7)	3.02%	2.81%
Ratio of net investment loss to average net assets (5,8)	(0.65)%	(0.68)%
Portfolio Turnover Rate	63%	41	% (4)

(1)	Class T commenced operations April 2, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For the Year Ended	For the Period Ended
Class L	March 31, 2020	March 31, 2019 (1)
Net asset value, beginning of period	$11.01	$11.22
Gain (Loss) from investment operations:
Net investment loss(2)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.59)	0.47
Total from investment operations	(0.66)	0.41
Less distributions from:
Net investment income	(0.17)	(0.30)
Net realized gains	(0.15)	(0.32)
Total distributions	(0.32)	(0.62)
Net asset value, end of period	$10.03	$11.01
Total return (3,4)	(6.25)%	3.73	%(4)
Net assets, at end of period (000s)	$7,516	$8,093
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5,6,7)	3.09%	3.24%
Ratio of net expenses to average net assets (5,7)	2.97%	2.76%
Ratio of net investment loss to average net assets (5,8)	(0.60)%	(0.78)%
Portfolio Turnover Rate	63%	41	% (4)

(1)	Class L commenced operations July 2, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions. Total returns would have been lower had the Adviser not reimbursed expenses.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2020

1.	ORGANIZATION

Princeton Private Investments Access Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 18, 2014. The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund commenced operations on May 13, 2016.

The Fund is offering seven classes of shares of beneficial interest (“Shares”), designated as “Class A Shares”, “Class I Shares”, “Class AA Shares”, “Class II Shares”, “Class C Shares”, “Class T Shares” and “Class L Shares” to investors eligible to invest in the Fund. Class I Shares and Class II Shares are offered at net asset value. Class A, Class C Class AA, Class T and Class L Shares are offered at net asset value plus a maximum sales charge of 3.50%, 4.75%, 6.00%, 3.50% and 2.25%, respectively. While the Fund presently offers seven classes of Shares, it may offer additional classes of Shares as well in the future. Each class of Shares has certain differing characteristics, particularly in terms of the sales charges that Investors in that class may bear, and the distribution fees and/or shareholder servicing fees that each class may be charged. The net asset value (“NAV”) for each Share class is calculated separately based on the fees and expenses applicable to each class of Shares. It is expected that the NAV of each Share class will vary over time as a result of the differing fees and expenses applicable to each class of Shares, different inception dates and different offering prices of each respective Share class on its initial closing. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day based upon the total net assets of each class.

The Fund is a registered investment fund. The Fund is similar to an unregistered private fund in that (i) Shares will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be subject to restrictions on transfer, and (ii) the Fund will pay, and Investors (defined below) will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the “Underlying Funds” in which the Fund invests. “Underlying Funds” means investment companies such as open-end registered funds, closed-end funds, and exchange traded funds (“ETFs”), or private funds exempt from registration such as hedge funds, private credit funds and “Investment Funds”. “Investment Funds” means private equity pooled investment vehicles of any type, including primary offerings and secondary acquisitions of interests in alternative funds that pursue private equity strategies and co-investment opportunities in operating companies presented by one or more Investment Funds.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value. The valuation of the Fund’s investments in Underlying Funds (including Investment Funds) is ordinarily determined based upon valuations provided by the Underlying Funds on a monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest will not have a readily ascertainable market price and will be valued by the Underlying Fund. In this regard, an

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Underlying Fund may face a conflict of interest in valuing the securities, as their value may affect the Underlying Fund’s compensation or its ability to raise additional funds. When investing in an Underlying Fund (other than publicly offered mutual funds and ETFs), the Fund’s investment adviser, Princeton Fund Advisors, LLC (the “Adviser”), will conduct a due diligence review of the valuation methodology utilized by the Underlying Fund, which will include a determination whether the Underlying Fund utilizes market values when available, and otherwise will utilize principles of fair value which the Adviser believes are consistent with those used by the Fund. However, no assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Underlying Fund, the accuracy of the valuations provided by the Underlying Funds, that the Underlying Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Underlying Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser will oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Fund’s Board of Trustees (“Board”). The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund will provide valuations on a monthly basis.

The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. A valuation committee comprised of the Fund’s personnel meets monthly, or as needed, to determine the valuation of the Fund’s investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Private Funds	$—	$—	$—	$59,758,228	$59,758,228
Short Term Investment	403,222	—	—	—	403,222
Total Investments:	$403,222	$—	$—	$59,758,228	$60,161,450

*	Refer to the Portfolio of Investments for industry classification.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 or Level 3 at the end of the reporting period. There were no transfers in to or out of Level 1, Level 2 or Level 3 during the current period.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or it was determined by the Fund’s valuation procedures that the private equity is not being reported at fair value.

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms
Apollo Hybrid Value Fund, L.P.	10/29/2018	Value	Investments in debt and equity securities that trade for less than their intrinsic values due to long-term secular changes, misunderstood risk/reward, company- specific conditions and episodic market dislocation.	$16,754,571	$13,382,747	2028 Subject to three-year extension	None	N/A	Liquidity in form of distributions from investments.

Bain Capital Special Situations Asia, L.P.	4/19/2018	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$3,030,316	$1,975,000	2026 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments.

Blackstone Capital Partners VIII L.P.	2/28/2020	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$—	$10,000,000	2030 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments.

Bridge Debt Strategies Fund II LP	9/18/2017	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$2,256,920	$69,679	2022 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments.

Ellington Private Opportunities Partners II LP	6/14/2018	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$11,125,136	$—	2022 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments following the investment period.

EPO Onshore Partners, LP	6/23/2016	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$920,265	$—	2020 Subject to one-year extension	None	N/A	Liquidity in form of distributions from Investments following the investment period.

Guggenheim Private Debt Fund 2.0, LLC	7/15/2016	Private Debt	This fund seeks to generate current income and long-term capital appreciation by investing in a portfolio of privately negotiated debt investments, along with equity kickers and miscellaneous preferred and other equity investments.	$3,042,525	$322,493	2024 Subject to three one- year extensions	None	N/A	Liquidity in form of distributions from investments following the investment period.

Keystone Real Estate Lending Fund, L.P.	9/30/2016	Private Debt	Investments in direct loans and other non- bank debt securities that seek to generate current income from attractive interest rates and to realize gains on debt investments and underlying assets acquired at a discount.	$3,000,000	$—	N/A	Monthly	90	Monthly liquidity plus distributions of current income.

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Underlying Fund	Initial Acquisition Date	Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Fund Termination	Redemption Frequency	Notice Period (In Days)	Redemption Restrictions Terms

KKR Americas Fund XII L.P.	3/3/2016	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$5,037,413	$5,216,693	2028	None	NA	Liquidity in form of distributions from investments.

KKR Asian Fund III L.P.	3/31/2017	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$1,592,898	$1,639,958	2028	None	NA	Liquidity in form of distributions from investments.

KKR European Fund V SCSp	1/1/2019	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$1,389,613	$17,723,178	2030 Subject to two one- year extensions	None	NA	Liquidity in form of distributions from investments.

KKR North America Fund XI, LP	5/13/2016	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$6,970,928	$580,103	2023	None	N/A	Liquidity in form of distributions from investments.

Mount Yale Private Equity Fund, LP	6/30/2017	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$385,538	$—	2024	None	N/A	Liquidity in form of distributions from investments.

TPG Healthcare Partners, L.P.	12/31/2018	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$14,496	$5,260,910	2028 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments.

TPG Partners VIII, L.P.	12/31/2018	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$766,004	$23,282,728	2028 Subject to two one- year extensions	None	N/A	Liquidity in form of distributions from investments.

Warburg Pincus Global Growth, L.P.	3/26/2019	Private Equity Leveraged Buyout	Investments utilize debt and a small amount of equity to take over a company and convert it from public to private, seeking to realize gains on the subsequent offer of shares to the public again.	$3,471,605	$16,220,000	2031 Subject to two-year extension	None	N/A	Liquidity in form of distributions from investments.
TOTAL				$59,758,228	$95,673,489

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2019 or expected to be taken for the tax year ended September 30, 2020. The Fund identifies its major tax jurisdictions as U.S. federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Escrowed Cash, Subscriptions Received in Advance and Restricted Cash Balances – The Fund utilizes escrow agents to hold cash deposited to escrow accounts by potential investors. Cash deposits must be accompanied by corresponding subscription agreements to be held in escrow. If cash is received without an accompanying subscription document or if the potential investor is denied admittance to the Fund, the cash is returned to the potential investor. At each close date, upon receiving notification from the Fund, the escrow agent will release the cash for Shareholders being admitted into the Fund to the Fund’s unrestricted operating account. Restricted cash balances and money market funds held in escrow, as of March 31, 2020 totaled $133,897. A corresponding liability is included in subscriptions received in advance on the statement of assets and liabilities.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2020, cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments) amounted to $47,600,774 and $35,090,921, respectively.

The following risks relate to investments by the Fund and the Underlying Funds (including Investment Funds) in which it may invest:

Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. No assurance can be given that the Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful, (ii) the Investment Funds will achieve their return expectations, (iii) the Investment Funds will achieve any return of capital invested, (iv) the Fund’s investment activities will be successful, or (v) Investors will not suffer losses from an investment in the Fund.

Limitations on Transfer; Shares Not Listed; No Market for Fund Shares. The transferability of Shares is subject to certain restrictions, including restrictions imposed under applicable securities laws. The Shares are not traded on any securities exchange or other market. No market currently exists for Shares and none is expected to develop.

Closed-End Fund; Liquidity Risks. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. Although the Fund may offer to repurchase Shares from time to time, an Investor may not be able to redeem its Shares for a substantial period of time.

Substantial Fees and Expenses. By investing in Underlying Funds (including Investment Funds) through the Fund, an Investor will bear a portion of the Management Fee and other expenses of the Fund. An Investor will also indirectly

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Underlying Funds.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. After the initial period of operations, the Fund does not intend to invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund; however, the Fund may exceed this limitation during its initial period of operations.

Private Credit Fund Risks. The Fund is subject to all risks associated with the private credit funds in which it may invest. Prepayment risk is associated with debt investment strategies, including investments in mortgages or mortgage-related securities, consumer credit or corporate credit. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. Also, the Underlying Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial risks.

Valuation of the Fund’s Interests in Underlying Funds. The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Funds on a daily, monthly, or even quarterly basis (with respect to most Investment Funds). A large percentage of the securities in which the Investment Funds or certain other Underlying Funds invest will not have a readily ascertainable market price and will be valued by the Underlying Fund. The Adviser will oversee the valuation of the Fund’s investments pursuant to procedures adopted by the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund’s investments, as the value of the Fund’s investments will affect the Adviser’s compensation. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Underlying Fund. Further, such information may be provided on a quarterly basis while the Fund will provide valuations on a monthly basis.

Commitment Strategy. The Fund anticipates that it will maintain a sizeable cash position in anticipation of funding future capital calls. The Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by certain Underlying Funds (including Investment Funds). Holding a sizeable cash position may result in lower returns than if the Fund employs an “over-commitment” strategy, in order to maximize its exposure to Investment Funds. However, an inadequate cash position presents other risks to the Fund, including the potential inability to fund capital contributions, to pay for repurchases of Shares tendered by Investors or to meet expenses generally.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser for any month, NAV is calculated as the value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage), at an annual rate of 1.20% of the Fund’s average daily net assets. For the year ended March 31, 2020, the Fund incurred $684,394 in advisory fees.

The Fund invested a portion of its assets in the Mount Yale Private Equity Fund, L.P., Ellington Income Opportunities Fund, Deer Park Total Return Credit Fund and in the Princeton Premium Fund, which are advised by the Adviser. The Adviser has agreed to waive advisory fees in an amount equal to its earnings on the Fund’s assets that are invested in the Deer Park Total Return Credit Fund and in the Princeton Premium Fund. For the year ended March 31, 2020, the Adviser waived $14,287 in advisory fees pursuant to the agreement and these waived fees are not subject to recapture by the Adviser.

The Adviser has entered into an “expense limitation and reimbursement agreement” with the Fund, which has been amended and restated to be effective until July 31, 2020 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund for each Share class during the Limitation Period to an amount not to exceed 0.75% per annum of the Fund’s net assets attributed to such Share class (the “Expense Cap”). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: the Fund’s direct expenses or proportional share of (i) fees, expenses, allocations, carried interests, etc. of the Underlying Funds in which the Fund invests (including all acquired fund fees and expenses), (ii) transaction costs, including legal costs and brokerage commissions, of the Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments, (iii) interest payments incurred by the Fund, (iv) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund, (v) taxes of the Fund, (vi) extraordinary expenses of the Fund as determined in the Adviser’s sole discretion, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses, (vii) the distribution fees and/or service fees paid by the Fund, and (viii) the Management Fee or any other investment management fee paid by the Fund. “Extraordinary expenses” are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of the Fund’s shareholders. These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month during the Limitation Period exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement by the Fund for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years after such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the lower of the Expense Cap or the then-current expense limitation, and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the lower of the Expense Cap or the then-current expense limitation. For the year ended March 31, 2020, the Adviser reimbursed expenses of $49,801.

The amounts subject to recapture by the Adviser by the following dates:

3/31/2021	3/31/2022	3/31/2023
$332,949	$225,747	$49,801

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

Distributor - The Fund, pursuant to the conditions of the exemptive order issued by the SEC, has adopted distribution and/or service plans with respect to Class A, Class AA, Class II, Class C, Class T and Class L Shares (the “Distribution and Service Plan”) in conformity with Rule 12b-1 under the 1940 Act.

An annual “Distribution and/or Service Fee” of up to 0.60%, 0.30%, 0.30%, 0.70%, 0.90% and 0.85% of the aggregate net asset value of Class A, Class AA, Class II, Class C, Class T and Class L Shares, respectively, determined and accrued as of the last day of each calendar month (before any repurchases of Fund Shares), is charged on an aggregate class-wide basis, and Investors will be subject to the fee as long as they hold their Class A, Class AA, Class II, Class C, Class T and Class L Shares. Class I Shares are not subject to a Distribution and/or Service Fee. For the year ended March 31, 2020, the Fund incurred Distribution and/or Service Fees of $50,509, $3,215, $10,660, $2,785, $1,578 and $69,233 for Class A, Class C, Class II, Class AA, Class T and Class L Shares, respectively.

Under the terms of a distribution agreement (the “Distribution Agreement”) effective January 15, 2019 with Northern Lights Distributors, LLC (“NLD”), NLD is authorized to retain brokers, dealers and certain financial advisors (which may include wealth advisors) (each a “financial intermediary”) for distribution services and to provide related sales support to Investors holding Class A, Class AA, Class II, Class C, Class T and Class L Shares. Each compensated financial intermediary is paid by NLD based on the aggregate net asset value held by Investors that receive services from such financial intermediary. NLD is expected to pay a Distribution and/or Service Fee to such financial intermediaries, who may use such fees to compensate the financial advisory personnel involved in the placement and on-going servicing, as applicable, of Class A, Class AA, Class II, Class C, Class T and Class L Shares. Payment of the Distribution and/or Service Fee is governed by the Class A, Class AA, Class II, Class C, Class T and Class L Shares’ Distribution and Service Plan.

Gemini Fund Services, LLC (“GFS”)

GFS provides administration and fund accounting to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REPURCHASE OF SHARES

No Fund shareholder (“Shareholder” or “Investor”) has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser anticipates that it will recommend to the Board that the Fund offer to repurchase Shares from Investors on a quarterly basis with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to not more than 5% of the net assets of the Fund. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of any Share class from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of such Shares. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Shares tendered for repurchase

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30, 2019, the Fund continues to qualify as a regulated investment company.

The Fund’s tax year end is September 30, 2019, as such, the information in this section is as of the Fund’s tax year end.

The tax character of fund distributions paid for the tax year ended September 30, 2019 and tax year ended September 30, 2018 are as follows:

	Tax Year Ended	Tax Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$118,851	$961,288
Long-Term Capital Gain	2,264,300	835,712
Return of Capital	740,147	—
	$3,123,298	$1,797,000

As of September 30, 2019 and adjusted for activity through fiscal year ended March 31, 2020, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(470,294)	$—	$(1,485,524)	$1,636,527	$(319,291)

The difference between book basis and tax basis accumulated net investment losses, accumulated realized loss on security transactions and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, the unamortized portion of organization expenses for tax purposes, adjustments for partnerships and fiscal year adjustments for net operating losses and distributions in excess.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such late year losses of $307,141 as of fiscal year ended March 31, 2020.

Capital losses incurred after October 31 within the tax year are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such capital losses of $163,153 as of fiscal year ended March 31, 2020. At fiscal year ended March 31, 2020, the Fund had no capital loss carry forwards for federal income tax purposes available to offset future capital gains.

These reclassifications had no effects on net assets

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedules K-1 for the year ended December 31, 2019 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2019 will not be finalized by the Fund until after the fiscal period end.

	Gross	Gross
	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$58,524,923	$4,792,959	$(3,156,432)	$1,636,527

Princeton Private Investments Access Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2020

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or under common management. Companies which are affiliates of the Fund at March 31, 2020 are noted in the Fund’s Portfolio of Investments. Transactions during the year ended March 31, 2020 with companies which are affiliates are as follows

					Dividends
	Value - Beginning			Realized	Credited to	Value - End of	Shares at
Description	of Period	Purchases	Sales Proceeds	Gain/Loss	Income	Period	Year End
Deer Park Total Return Credit Fund - Class I	$2,362,452	$2,992,823	$5,349,200	$59,309	$18,967	$—	—
Princeton Premium Fund - Class I	1,589,451	216,388	1,862,119	91,730	2,996	—	—
Ellington Income Opportunities Fund - Class M	—	633,068	556,648	(76,420)	18,068	—	—
Mount Yale Private Equity Fund LP	619,912	—	149,299	—	—	385,538	N/A
Total	$4,571,815	$3,842,279	$7,917,266	$74,619	$40,031	$385,538	—

9.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On May 14, 2019, Barclays Bank, PLC issued a line of credit of up to $15 million to the Fund with a maturity date of May 12, 2020, under a revolving credit agreement. The line of credit is secured by substantially all fund assets and is used for a variety of short-term cash management purposes, including to pay unfunded commitments to the restricted securities discussed in Note 2. The Fund may request credit increases in $1 million increments. The cost for the borrowing against the line of credit is LIBOR plus 3.15% per annum until May 12, 2020. The Fund incurred an upfront commitment fee of 0.65% or $97,500 and accrued interest of $13,746, on the total line of credit as well as other professional fees. Upfront fees and other loan costs are amortized over the term of the line of credit agreement and are included as interest expense in the statement of operations. There were no draws on the revolving credit agreement until March 13, 2020 when the Fund drew down $4,500,000 and that the effective interest rate charged as of March 31, 2020 was 4.60%. Interest payable at March 31, 2020 is $4,345. The Fund is currently negotiating the terms of renewing the line of credit.

10.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Fund early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

11.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded there are no subsequent events that would have an impact requiring adjustment or disclosure in the financial statements except for those items disclosed elsewhere in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

Princeton Private Investments Access Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Princeton Private Investments Access Fund (the Fund) as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended and for the period from May 13, 2016 (commencement of operations) to March 31, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 13, 2016 (commencement of operations) to March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of March 31, 2020, by correspondence with the custodian or underlying fund advisors. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC’s investment companies since 2017.

Denver, Colorado

June 18, 2020

Princeton Private Investment Access Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

Princeton Fund Advisors, LLC, (Advisor to Princeton Private Investments Access Fund)

In connection with the board meeting held on March 3, 2020, the Board of Trustees (the “Board” or “Trustees”) of Princeton Private Investments Access Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment Advisory agreement (the “Management Agreement”) between the Fund and Princeton Fund Advisors, LLC (the “Advisor”). In considering the renewal of the Management Agreement, the Trustees received materials specifically relating to the Management Agreement, the Advisor, and a memorandum from Thompson Hine LLP regarding the duties of the Trustees with respect to approval of the Management Agreement.

Representatives from the Advisor delivered a presentation to the Board regarding its capabilities as investment advisor to the Fund. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each such factor and this summary of the deliberations may not detail all matters that were considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor and this summary of the deliberations may not detail all matters that were considered. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Management Agreement.

Nature, Extent and Quality of Service. The Trustees discussed the professional backgrounds and experience of the Advisor’s key investment personnel. The Trustees noted that the Advisor placed a high importance on the operations of the Fund, with members of its senior management team participating in the management of the Fund. They further noted that the Advisor was responsible for all initial and ongoing due diligence, research and investment selection within the Fund and that the Fund had benefited from the Advisor’s internal legal resources for the review of offering documents, service agreements, and other transactional documents. The Trustees discussed the Advisor’s investment process, noting its rigorous methodology for sourcing, evaluating, qualifying, and selecting effective managers and investment strategies. They considered the Advisor’s ongoing monitoring of the Fund’s portfolio, and weekly meetings to monitor performance. They acknowledged the Advisor’s efforts to manage the Fund’s liquidity needs by limiting the Fund’s capital commitments while deploying a line a credit when appropriate. They agreed that the Advisor provided consistent and thorough attention to the Fund’s valuation process and methodologies and was very transparent in its reporting to the Trustees on its valuation work. They considered that there had been no material compliance issues since the last renewal of the agreement and the personnel made available by the Advisor to the Fund were highly qualified. After further discussion, the Trustees concluded that the Advisor had provided quality services to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance compared to an Advisor selected peer group, its benchmark and a private fund managed by the Advisor. They observed that the Fund had slightly underperformed the peer group, while underperforming to a more meaningful degree the other benchmarks for the one-year period ended September 30, 2019. The Trustees

Princeton Private Investment Access Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2020

discussed in detail the selection of the peer funds. They considered the Advisor’s statement that as the Fund matures the allocation to the private equity side would increase, which could impact performance. The Trustees acknowledged that the maturity of the underlying funds in the portfolio was also important to performance. The Trustees agreed that the benchmarks provided appropriate comparisons. After further discussion, the Trustees concluded that the performance history provided by the Advisor indicated that the Fund had provided positive and reasonable returns to Fund shareholders.

Fees and Expenses. The Trustees noted that the Advisor charged an annual advisory fee of 1.20%, based on the average net assets of the Fund. The Trustees acknowledged that the advisory fee was below the peer group average of 1.35%, and below the fee charged by the Advisor for managing a similar account. They considered the Fund’s total expenses, and discussed the Advisor’s observation that the Fund’s acquired fund fees and expenses and smaller size were the primary drivers of the higher relative expenses. The Trustees determined the advisory fees were reasonable considering the Fund’s unique and specialized strategy, and the quality of the services the Fund continued to receive from the Advisor.

Economies of Scale. The Trustees considered whether the Advisor and the Fund had realized economies of scale. They discussed the expense limitation agreement provided by the Advisor and commented on the benefit the agreement provided to shareholders. They agreed that based on the Fund’s current asset size, and expense limitation agreement with the Advisor, the absence of breakpoints was acceptable at this time.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor and considered whether it earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted that the Fund periodically invested in other funds managed by the Advisor, which could benefit the Advisor, however the Advisor represented to the Trustees that it waived the fees earned by it as a result. The Trustees observed that the Advisor estimated it had earned a modest profit during the prior year from managing the Fund. The Trustees concluded that excess profits were not a concern at this time.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the advisory fee structure was reasonable, and that renewal of the agreement was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Private Investments Access Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2020

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. Unless otherwise noted, the address for each individual is c/o Princeton Fund Advisors, LLC, 8000 Norman Center Drive, Suite 630, Minneapolis, MN 55437.

Name, Date of Birth, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee Outside Fund Complex During Past 5 Years

INDEPENDENT TRUSTEES
Jeffrey P. Greiner Born: 1958 Trustee and Chairman of the Audit Committee	Term — Indefinite Length — Since September, 2014	Co-Founder and Managing Partner, Northern Pacific Group (since 2012). Senior Advisor, Norwest Equity Partners (2007-2012)	1	YMCA of the Greater Twin Cities (since 2000); Greater Twin Cities United Way (since 2009); Boy Scouts of America (since 2013); The Minnesota Orchestra (since 2002); The Cathedral Church of St. Mark (since 2008); Ellington Income Opportunities Fund (2018- present)
G. Mike Mikan Born: 1971 Trustee	Term — Indefinite Length — Since December, 2014	Vice Chairman and President of Bright Health Inc. (Since January 2019); Director of AutoNation (2013-present), Chairman and Chief Executive Officer of Shot- Rock Capital, LLC, a private investment capital group (2015-2018); President, ESL Investments, Inc. (2013- December, 2014); Interim Chief Executive Officer, Best Buy (2012); Executive Vice President, Chief Financial Officer of UnitedHealth Group, and Chief Executive Officer of Optum (1998- 2012)	1	AutoNation (2013 to present); Ellington Income Opportunities Fund (2018- present); Best Buy Co., Inc., (2008-2012); Breck School (2009-present); Make-A-Wish Foundation of Minnesota (2004-2009); Children’s Theatre Company (2007-2011); Shot-Rock Capital, LLC and its affiliates (2014-2018)

INTERESTED TRUSTEE
John L. Sabre Born: 1957 Trustee, Chairman, and Principal Executive Officer	Term — Indefinite Length — Since September, 2014	Chairman and CEO, Mount Yale Capital Group, LLC (2003-present); Chairman and CEO Princeton Fund Advisors, LLC	1	Ellington Income Opportunities Fund (2018-present)

OFFICER(S) WHO ARE NOT TRUSTEES
Christopher E. Moran Born: 1979 Treasurer	Term — Indefinite Length — Since September, 2014	Chief Financial Officer, Mount Yale Capital Group, LLC (since 2007)	N/A	N/A
Samuel M. Vatnsdal Born: 1993 Secretary	Term — Indefinite Length — Since May, 2020	Vice President, Mount Yale Capital Group, LLC (since 2014)	N/A	N/A
Emile Molineaux Born: 1962 Chief Compliance Officer	Term — Indefinite Length — Since September, 2014	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004-June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011).	N/A	N/A

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-924-2454.

PRIVACY NOTICE
FACTS	WHAT DOES PRINCETON PRIVATE INVESTMENTS ACCESS FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	●	Social Security number	●	Purchase History

	●	Assets	●	Account Balances

	●	Retirement Assets	●	Account Transactions

	●	Transaction History	●	Wire Transfer Instructions

	●	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Princeton Private Investments Access Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Princeton Private Investments Access Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Princeton Private Investments Access Fund
What we do
How does Princeton Private Investments Access Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Princeton Private Investments Access Fund collect my personal information?

We collect your personal information, for example, when you

●    Open an account

●    Provide account information

●    Give us your contact information

●    Make deposits or withdrawals from your account

●    Make a wire transfer

●    Tell us where to send the money

●    Tells us who receives the money

●    Show your government-issued ID

●    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Princeton Private Investments Access Fund does not share with our affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

●    Princeton Private Investments Access Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Princeton Private Investments Access Fund doesn’t jointly market.

Princeton Private Investments Access Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2020

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-924-2454 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-PORT may be obtained by calling 1-800-SEC-0330.

Investment Advisor:
PRINCETON FUND ADVISORS, LLC
8000 Norman Center Drive, Suite 630
Minneapolis, MN 55437
952-897-5388

Item 2. Code of Ethics. Attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that G. Mike Mikan is a financial expert, as defined in Item 3 of Form N-CSR. G. Mike Mikan is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $34,000

2019 - $34,650

(b)	Audit-Related Fees

2020 - $0

2019 - $0

(c)	Tax Fees

2020 - $20,160

2019 - $8,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - $0

2019 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	100.00%	100.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $20,160

2019 - $8,400

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to the Advisor to vote the proxies in accordance with the Advisor’s proxy voting guidelines and procedures. In general, the Advisor believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Advisor will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Advisor will generally vote in favor of management or investor proposals that the Advisor believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Advisor will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Advisor will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Advisor, the Advisor will make written disclosure of the conflict to the Independent Trustees indicating how the Advisor proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Advisor voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling toll free 855-924-2454, and on the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

John L. Sabre is a founder and Chief Executive Officer of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Sabre has also served as the Chairman and Chief Executive Officer of Mount Yale since 2003. Prior to 2003, Mr. Sabre was a Senior Managing Director at Bear Stearns & Co. and Head of the Mezzanine Capital Group. Mr. Sabre previously served as President of First Dominion Capital, which managed $3.0 billion of assets and is now owned by Credit Suisse First Boston. Prior to his position at First Dominion Capital, Mr. Sabre was a Managing Director and founding partner of Indosuez Capital, the merchant banking division of Credit Agricole Indosuez. Mr. Sabre also was employed in the investment banking groups of Credit Suisse First Boston and Drexel Burnham Lambert. Mr. Sabre holds a B.S. degree from the Carlson School at the University of Minnesota and an M.B.A. degree from the Wharton School at the University of Pennsylvania.

Greg D. Anderson, is a founder and President of the Advisor. He has served as a Portfolio Manager of the Fund since it commenced operations. Mr. Anderson is also the President of Mount Yale. Prior to founding the Advisor in 2011 and Mount Yale Asset Management, LLC in 1999, Mr. Anderson was a Senior Vice President and Managing Director of Investment Manager Search, Evaluation, and Due Diligence at Portfolio Management Consultants, Inc. Mr. Anderson was previously employed with Deloitte & Touche where he specialized in the areas of estate planning, health care and non-profit organizations, and tax and personal finance planning for high net worth individuals. Mr. Anderson holds a B.A. degree from Hamline University in Minnesota and a J.D. from the University of Minnesota School of Law. Mr. Anderson is a Certified Public Accountant (inactive).

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles and registered mutual funds. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. Although there are not currently other client accounts that will be pursuing the same types of private equity investments as the Fund, the Advisor may, for example, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to favor Client Accounts over the Fund. The Advisor has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Each Portfolio Manager’s compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Advisor and not by the Fund. Because the Portfolio Managers are indirect equity owners of the Advisor and are affiliated with other entities that may receive performance-based fees from other client accounts, the supplemental distribution that the Portfolio Managers receive from the Advisor, its parent company, or affiliates, directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Advisor from advisory fees and performance-based fees derived from certain client accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Managers and estimated assets under management in those accounts, as of March 31, 2020.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (in millions)	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed (in millions)
John L. Sabre	6	$1,368	3	$39	1,052	$1,444
Greg D. Anderson	6	$1,368	3	$39	1,052	$1,444

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Investment Vehicle Accounts	Assets Managed (in millions)	Other Accounts	Assets Managed
John L. Sabre	0	$0	1	$39	0	$0
Greg D. Anderson	0	$0	1	$39	0	$0

Ownership of Securities

The following table shows the dollar range of the Fund’s equity securities beneficially owned by the portfolio managers as of March 31, 2020.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Greg D. Anderson..........................	None
John L. Sabre.................................	Over $1,000,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Princeton Private Investment Access Fund

By (Signature and Title)

/s/ John L. Sabre

John L. Sabre, Principal Executive Officer/ President

Date 6/18/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John L. Sabre

John L. Sabre, Principal Executive Officer/ President

Date 6/18/20

By (Signature and Title)

/s/ Christopher Moran

Christopher Moran, Principal Financial Officer/ Treasurer

Date 6/18/20